Exhibit 99.1

HYCROFT ANNOUNCES LISTING ON NASDAQ OF HYMCL WARRANTS TO PURCHASE COMMON STOCK

DENVER, CO, January 19, 2021 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), today announced (1) the listing for trading of its HYMCL Warrants (defined below) on The Nasdaq Capital Market (“Nasdaq”) commencing with the opening of trading on January 25, 2021 and (2) certain adjustments to the terms of its Seller Warrants (defined below).

Listing of HYMCL Warrants on The Nasdaq Capital Market

On October 6, 2020, the Company completed an underwritten public offering of 9,583,334 units, each unit consisting of one share of the Company’s Class A Common Stock, par value $0.0001 per share (“Common Stock”), and one warrant to purchase one share of Common Stock at an exercise price of $10.50 per share (such warrants referred to as the “HYMCL Warrants”). The HYMCL Warrants were issued pursuant to that certain Warrant Agreement, dated as of October 6, 2020, by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent. Nasdaq has approved the Company’s application to list the HYMCL Warrants under the symbol “HYMCL” on its Capital Market trading platform commencing on January 25, 2021.

Adjustment to Terms of Seller Warrants

On January 19, 2021, the Company issued a notice of adjustments to holders of certain of its outstanding warrants (Nasdaq: HYMCZ) (the “Seller Warrants”) issued by Hycroft Mining Corporation (“Seller”) pursuant to that certain Warrant Agreement, dated October 22, 2015 (the “Seller Warrant Agreement), by and between Seller and Computershare Inc. and its wholly owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company, collectively as the initial warrant agent.  The Seller Warrant Agreement and the Seller Warrants issued thereunder were assumed by the Company, with Continental Stock Transfer & Trust Company LLC as the successor warrant agent, in connection with the closing of the Company’s business combination on May 29, 2020 between the Company and Seller.  The Company has elected to prospectively deem all 2,508,002 shares of Common Stock authorized for issuance and which may be issued from time to time under the HYMC 2020 Performance and Incentive Pay Plan to be issued to “Restricted Persons” under the Seller Warrant Agreement and prospectively adjust the terms of the Seller Warrants.

In accordance with the adjustment provisions of the Seller Warrant Agreement, (1) the exercise price of each Seller Warrant is decreased from $41.26 per share of Common Stock to $40.31 per share of Common Stock; (2) the number of shares of Common Stock issuable upon exercise of each Seller Warrant is increased from 0.27411 to 0.28055; and (3) as adjusted, the aggregate number of shares of Common Stock issuable upon full exercise of the 12,721,623 outstanding Seller Warrants is increased from 3,487,168 shares to 3,569,051 shares of Common Stock.

About Hycroft Mining Holding Corporation

Hycroft is a US-based, gold and silver producer operating the Hycroft mine located in the world-class mining region of Northern Nevada. The Hycroft mine features one of the largest gold/silver deposits in the world with a low-capital, low-cost process and a 34-year mine life.

Contact:

Diane R. Garrett	Tracey M. Thom
President &	Vice President, Investor Relations
Chief Executive Officer	& Corporate Communication
(210) 621-4200	(303) 524-1948

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition and results of operations. Forward-looking statements include, but are not limited to: industry related risks including: fluctuations in the price of gold and silver; uncertainties concerning estimates of reserves and mineralized material; uncertainties relating to the ongoing COVID-19 pandemic; the intense competition within the mining industry and state of Nevada; the inherently hazardous nature of mining activities, including environmental risks; our insurance may not be adequate to cover all risks associated with our business, or cover the replacement costs of our assets; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; cost of compliance with current and future government regulations; uncertainties relating to obtaining or retaining approvals and permits from governmental regulatory authorities; potential challenges to title in our mineral properties; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations and pending legislation regarding climate change; business-related risks including: risks related to our liquidity and going concern considerations; risks related to the heap leaching process at the Hycroft Mine and estimates of production; our ability to achieve our estimated production and sales rates and stay within our estimated operating and production costs and capital expenditure projections; risks related to our limited experience with a largely untested process of oxidizing and heap leaching sulfide ores; the decline of our gold and silver production; risks related to our reliance on one mine with a new process; uncertainties and risks related to our reliance on contractors and consultants; uncertainties related to our ability to replace and expand our ore reserves; the costs related to our land reclamation requirements; availability and cost of equipment, supplies, energy, or commodities; the commercial success of, and risks relating to, our development activities; risks related to slope stability; our ability to raise capital on favorable terms or at all; risks related to our substantial indebtedness, including cross acceleration and our ability to generate sufficient cash to service our indebtedness; uncertainties resulting from the possible incurrence of operating and net losses in the future; risks related to disruption of our business due to the historical chapter 11 proceedings; the loss of key personnel or our failure to attract and retain personnel; risks related to technology systems and security breaches; risks related to current and future legal proceedings; our current intention or future decisions whether or not to use streaming or forward-sale arrangements; risks associated with possible future joint ventures; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; risks related to our securities, including: volatility in the price of our common stock; risks related to a lack of liquidity in the trading of our common stock and warrants; potential declines in the value of our common stock and warrants due to substantial future sales of our common stock and/or warrants; dilution of an investment in our common stock and warrants; we do not intend to pay cash dividends; and anti–takeover provisions could make a third party acquisition of us difficult. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on current expectations. Although our management believes that its expectations are based on reasonable assumptions, we can give no assurance that these expectations will prove correct. Please see our “Risk Factors” set forth in our Form 8-K/12B under the section titled “Form 10 Information – Risk Factors,” and “Risk Factors” set forth in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Listing of HYMCL Warrants on Nasdaq	Page 2
and Adjustment to Terms of Seller Warrants